Exhibit 99.2

 South Plains Financial  Second Quarter 2025  Earnings Presentation  July 16, 2025

 Safe Harbor Statement and Other Disclosures   FORWARD-LOOKING STATEMENTS  This presentation contains, and future oral and written statements of South Plains Financial, Inc. (“South Plains”, “SPFI”, or the “Company”) and City Bank (“City Bank” or the “Bank”) may contain, statements about future events that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect South Plains’ current views with respect to future events and South Plains’ financial performance. Any statements about South Plains’ expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Forward-looking statements include, but are not limited to: (i) projections and estimates of revenues, expenses, income or loss, earnings or loss per share, and other financial items, (ii) statements of plans, objectives and expectations of South Plains or its management, (iii) statements of future economic performance, and (iv) statements of assumptions underlying such statements. Forward-looking statements should not be relied on because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of South Plains and City Bank. These risks, uncertainties and other factors may cause the actual results, performance, and achievements of South Plains and City Bank to be materially different from the anticipated future results, performance or achievements expressed in, or implied by, the forward-looking statements. Factors that could cause such differences include, but are not limited to, the impact on us and our customers of a decline in general economic conditions and any regulatory responses thereto; potential recession in the United States and our market areas; the impacts related to or resulting from uncertainty in the banking industry as a whole; increased competition for deposits in our market areas and related changes in deposit customer behavior; the impact of changes in market interest rates, whether due to a continuation of the elevated interest rate environment or further reductions in interest rates and a resulting decline in net interest income; the lingering inflationary pressures, and the risk of the resurgence of elevated levels of inflation, in the United States and our market areas; the uncertain impacts of ongoing quantitative tightening and current and future monetary policies of the Board of Governors of the Federal Reserve System; changes in unemployment rates in the United States and our market areas; adverse changes in customer spending and savings habits; declines in commercial real estate values and prices; a deterioration of the credit rating for U.S. long-term sovereign debt or uncertainty regarding United States fiscal debt, deficit and budget matters; cyber incidents or other failures, disruptions or breaches of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber-attacks; severe weather, natural disasters, acts of war or terrorism, geopolitical instability or other external events, including as a result of the impact of the policies of the current U.S. presidential administration or Congress; the impacts of tariffs, sanctions, and other trade policies of the United States and its global trading counterparts and the resulting impact on the Company and its customers; competition and market expansion opportunities; changes in non-interest expenditures or in the anticipated benefits of such expenditures; the risks related to the development, implementation, use and management of emerging technologies, including artificial intelligence and machine learnings; potential costs related to the impacts of climate change; current or future litigation, regulatory examinations or other legal and/or regulatory actions; and changes in applicable laws and regulations. Due to these and other possible uncertainties and risks, South Plains can give no assurance that the results contemplated in the forward-looking statements will be realized and readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation. Additional information regarding these factors and uncertainties to which South Plains’ business and future financial performance are subject is contained in South Plains’ most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q on file with the U.S. Securities and Exchange Commission (the “SEC”), including the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations“ of such documents, and other documents South Plains files or furnishes with the SEC from time to time. Further, any forward-looking statement speaks only as of the date on which it is made and South Plains undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as required by applicable law. All forward-looking statements, express or implied, herein are qualified in their entirety by this cautionary statement.  NON-GAAP FINANCIAL MEASURES  Management believes that certain non-GAAP performance measures used in this presentation provide meaningful information about underlying trends in its business and operations and provide both management and investors a more complete understanding of the Company’s financial position and performance. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, SPFI’s reported results prepared in accordance with GAAP. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition of the Company as reported under GAAP. Numbers in this presentation may not sum due to rounding.  2

 Today’s Speakers   Curtis C. Griffith Chairman & Chief Executive Officer  Elected to the board of directors of First State Bank of Morton, Texas, in 1972 and employed by it in 1979  Elected Chairman of the First State Bank of Morton board in 1984  Chairman of the Board of City Bank and the Company since 1993  Steven B. Crockett Chief Financial Officer & Treasurer  Appointed Chief Financial Officer in 2015  Previously Controller of City Bank and the Company for 14 and 5 years respectively  Began career in public accounting in 1994 by serving for seven years with a local firm in Lubbock, Texas  Cory T. Newsom President  Entire banking career with the Company focused on lending and operations  Appointed President and Chief Executive Officer of the Bank in 2008  Joined the Board in 2008  3

 Second Quarter 2025 Highlights  Net income for the second quarter of 2025 was $14.6 million, compared to $12.3 million for the first quarter of 2025  Diluted earnings per share for the second quarter of 2025 was $0.86, compared to $0.72 for the first quarter of 2025  NIM was 4.07% for the second quarter of 2025, compared to 3.81% for the first quarter of 2025  NIM excluding a one-time interest recovery of $1.7 million was 3.90% for the second quarter of 2025  Loans HFI were $3.10 billion as of June 30, 2025, compared to $3.08 billion as of March 31, 2025  Average yield on loans was 6.99% for the second quarter of 2025, compared to 6.67% for the first quarter of 2025  Average yield on loans excluding a one-time interest recovery of $1.7 million was 6.76% for the second quarter of 2025  Deposits totaled $3.74 billion as of June 30, 2025, compared to $3.79 billion as of March 31, 2025  Average cost of deposits for the second quarter of 2025 was 214 basis points, compared to 219 basis points for the first quarter of 2025   Tangible book value (non-GAAP) per share(2) was $26.70 as of June 30, 2025, compared to $26.05 as of March 31, 2025  4  Source: Company documents  Net interest margin is calculated on a tax-equivalent basis  Tangible book value per share is a non-GAAP measure. See appendix for the reconciliation of non-GAAP measures to GAAP  Loans Held for Investment  (“HFI”) $3.10 B  Average Yield on Loans  6.99%  Net Income   $14.6 M  EPS - Diluted  $0.86  Net Interest Margin (1)  (“NIM”) 4.07%  Total Deposits  $3.74 B  Return on Average Assets (“ROAA”) 1.34%  Efficiency Ratio   61.11%

 Loan Portfolio  2Q'25 Highlights  Loans HFI increased $23.1 million from 1Q'25, primarily as a result of organic loan growth experienced broadly across the portfolio, partially offset by a decrease of $52.6 million in multi-family property loans mainly due to the payoff of three loans totaling $49.1 million  The average yield on loans was 6.99% for 2Q'25, compared to 6.67% for 1Q’25  The average yield on loans, excluding a $1.7 million recovery of interest from the full repayment of a loan previously on nonaccrual, was 6.76%, a 9-basis point increase from 1Q’25  Total Loans HFI  $ in Millions  5  Source: Company documents     6.76%  Yield ex. nonaccrual interest recovery

 Attractive Markets Poised for Organic Growth  El Paso Basin  Dallas / Ft. Worth  Sixth largest city in Texas and 22nd largest in the U.S.  Population growth has outpaced the country over the last five years, exceeding 880,000  Adjacent in proximity to Juarez, Mexico’s growing industrial center and an estimated population of 1.5 million people  Home to four universities including The University of Texas at El Paso  Largest MSA in Texas and fourth largest in the nation  Steadily expanding population that accounts for over 26% of the state’s population  Created the second most new jobs of any metro area in the U.S. in 2023  Generated more than $613 billion in GDP in 2023 accounting for 31% of Texas’ total GDP  Houston   Second largest MSA in Texas and fifth largest in the nation  The 7th largest metro economy in the U.S.   Would rank as the 23rd largest economy in the world with GDP of more than $550 billion in 2023  Called the “Energy Capital of the World,” the area also boasts the world’s largest medical center and second busiest port in the U.S.  Lubbock Basin  10th largest Texas city with a population exceeding 330,000 people  Major industries in agribusiness, education, and trade, among others  More than 55,000 college students with approximately 15,000 students entering the local workforce annually  One of the fastest-growing cities in the U.S. in 2023  6

 Major Metropolitan Market Loan Growth  2Q'25 Highlights  Loans HFI in our major metropolitan markets(1) decreased by $26 million, to $1.01 billion during 2Q’25  Loan Balances in the quarter were impacted by $49.1 million in early loan payoffs related to three multi-family property loans  Our major metropolitan market loan portfolio represents 32.7% of the Bank’s total loans HFI at June 30, 2025  Total Metropolitan Market(1) Loans  $ in Millions  7  5.00%  Source: Company documents  (1) The Bank defines its “major metropolitan markets” to include Dallas, Houston and El Paso, Texas

 Loan HFI Portfolio  Loan Mix  Loan Portfolio ($ in millions)     Commercial C&D  $   139.2  Residential C&D     217.2  CRE Owner/Occ.  413.3  Other CRE Non Owner/Occ.     573.9  Multi-Family     257.0  C&I     427.7  Agriculture     159.0  1-4 Family     589.9  Auto     258.2  Other Consumer     63.6        Total  $  3,099.0  Fixed vs. Variable Rate   8  Source: Company documents  Data as of June 30, 2025

 Non-Owner Occupied CRE Portfolio  9  Details  NOO CRE was 38.3% of total loans HFI, down from 40.0% at March 31, 2025  NOO CRE portfolio is made up of $830.9 million of income producing loans and $356.4 million of construction, acquisition, and development loans  Estimated weighted average LTV of income-producing NOO CRE was 55%  Office NOO CRE loans were 4.5% of total loans HFI and had a weighted average LTV of 58%  NOO CRE loans past due 90+ days or nonaccrual: 4 basis points of portfolio  NOO CRE(1) Sector Breakdown  Source: Company documents  Data as of June 30, 2025  (1) Non-owner occupied commercial real estate (“NOO CRE”)  NOO CRE Portfolio ($ in millions)  Property Type  Total  Income-producing:   Multi-family  $257.0   Retail  $182.6   Office  $138.4   Hospitality  $38.4   Industrial & Other  $214.4  Construction, acquisition, and development:   Residential construction  $102.0   Other  $254.5  Total  $1,187.3

 Indirect Auto Overview  Indirect Auto Highlights  Indirect auto loans totaled $240.6 million at June 30, 2025, compared to $243.4 million at March 31, 2025  Strong credit quality in the sector, positioned for resiliency across economic cycles(1):  Super Prime Credit (>719): $164.3 million  Prime Credit (719-660): $59.5 million  Near Prime Credit (659-620): $14.6 million  Sub-Prime Credit (619-580): $1.8 million  Deep Sub-Prime Credit (<580): $305 thousand  Loans past due 30+ days: 32 bps of portfolio  Non-car/truck (RV, boat, etc.) < 2% of portfolio  Indirect Auto Credit Breakdown  10  Source: Company documents  Data as of June 30, 2025  (1) Credit score level at origination

 Noninterest Income Overview  Noninterest Income  $ in Millions  2Q'25 Highlights  Noninterest income was $12.2 million for 2Q'25, compared to $10.6 million for 1Q'25; primarily due to:  An increase of $1.5 million in mortgage banking revenues, mainly as a result of an increase of $1.4 million in MSR FV – the 1Q’25 adjustment was ($1.6) million and the 2Q’25 adjustment was ($156) thousand  11  Source: Company documents  Note: Mortgage servicing rights fair value (“MSR FV”)

 Diversified Revenue Stream  Six Months Ended June 30, 2025  Total Revenues  $54.7 million  Noninterest Income  $12.2 million  12  Source: Company documents

 Net Interest Income and NIM  Net Interest Income & NIM(1)   $ in Millions  2Q'25 Highlights  Net interest income (“NII”) of $42.5 million, an increase from $38.5 million in 1Q'25  2Q’25 NIM increased 26 bps to 4.07% as compared to 3.81% in 1Q’25  Excluding a $1.7 million recovery of interest from the full repayment of a loan previously on nonaccrual in the quarter, NIM was 3.90% as of June 30, 2025, a 9-basis point increase from March 31, 2025  13  3.54%  Source: Company documents  (1) NIM is calculated on a tax-equivalent basis  3.90%  NIM ex. nonaccrual interest recovery

 Deposit Portfolio  Total Deposits  $ in Millions  2Q'25 Highlights  Total deposits of $3.74 billion at 2Q'25, a decrease of $53.6 million from 1Q’25   The decline in deposits was mainly due to a $73.7 million seasonal decrease in public fund deposits partially offset by organic growth in retail and commercial deposits  Cost of interest-bearing deposits decreased to 2.91% from 2.93% in 1Q'25  Cost of deposits decreased 5 bps to 2.14% from 2.19% in 1Q'25  Noninterest-bearing deposits to total deposits were 26.7% at June 30, 2025, up from 25.5% at March 31, 2025  14  Source: Company documents

 Granular Deposit Base & Ample Liquidity  Total Borrowing Capacity  $1.95 Billion  15  Total Deposit Base Breakdown  Average deposit account size is approximately $37 thousand  City Bank’s percentage of estimated uninsured or uncollateralized deposits is 25% of total deposits  City Bank had $1.95 billion of available borrowing capacity through the Federal Home Loan Bank of Dallas (“FHLB”) and the Federal Reserve Bank of Dallas (“FRB”)  No borrowings utilized from these sources during 2Q'25  Source: Company documents  Data as of June 30, 2025

 Credit Quality  2Q'25 Highlights  Credit Quality Ratios  Net Charge-Offs to Average Loans  ACL(1) to Total Loans HFI  16  Provision for credit losses of $2.5 million in 2Q'25, compared to $420 thousand in 1Q'25  2Q'25 provision was largely attributable to an increase in specific reserves, net charge-off activity, increased loan balances, and several credit quality downgrades  Classified loans increased $24.3 million in 2Q’25, primarily due to the downgrade of a $32 million multi-family property loan, partially offset by the full collection of a $19 million credit  Source: Company documents  Allowance for Credit Losses (“ACL”)

 Investment Securities  2Q'25 Highlights  Investment securities totaled $570 million, a $1.5 million decrease from 1Q'25.  All municipal bonds are in Texas; fair value hedges of $121 million  All MBS, CMO, and Asset Backed securities are U.S. Government or GSE  Duration of the securities portfolio was 6.65 years at June 30, 2025  2Q'25 Securities Composition  $470.5  million  Securities & Cash  $ in Millions  17  Source: Company documents

 Noninterest Expense and Efficiency  Noninterest Expense  $ in Millions  2Q'25 Highlights  Noninterest expense increased $513 thousand from the 1Q’25 which was largely the result of an increase of $267 thousand in personnel expenses and $144 thousand in increased professional service expenses  Efficiency ratio of 61.1% in 2Q'25 as compared to 66.9% in 1Q'25  Will continue to manage expenses to drive profitability  18  Source: Company documents

 Balance Sheet Growth and Development  Balance Sheet Highlights  $ in Millions  Tangible Book Value Per Share(1)  19  Source: Company documents  (1) Tangible book value per share is a non-GAAP measure. See appendix for the reconciliation of non-GAAP measures to GAAP

 Strong Capital Base  Common Equity Tier 1 Ratio  Tier 1 Capital to Average Assets Ratio  Total Capital to Risk-Weighted Assets Ratio  20  Source: Company documents  (1) Tangible common equity to tangible assets ratio is a non-GAAP measure. See appendix for the reconciliation of non-GAAP measures to GAAP      Tangible Common Equity to Tangible Assets Ratio(1)

 SPFI’s Core Purpose and Values Align Centered on Relationship-Based Business  Our Core Purpose is:   To use the power of relationships to help people succeed and live better  HELP ALL STAKEHOLDERS SUCCEED  Employees  great benefits and opportunities to grow and make a difference.  Customers  personalized advice and solutions to achieve their goals.  Partners  responsive, trusted win-win partnerships enabling both parties to succeed together.  Shareholders  share in the prosperity and performance of the Bank.  THE POWER OF RELATIONSHIPS  At SPFI, we build lifelong, trusted relationships so you know you always have someone in your corner that understands you, cares about you, and stands ready to help.   LIVE BETTER  We want to help everyone live better.   At the end of the day, we do what we do to help enhance lives. We create a great place to work, help people achieve their goals, and invest generously in our communities because there’s nothing more rewarding than helping people succeed and live better.   21

 Appendix  22

 Non-GAAP Financial Measures  23  Source: Company documents  $ in thousands, except per share data  For the quarter ended     June 30,  2025     March 31,  2025     December 31,  2024     September 30,  2024     June 30,  2024  Pre-tax, pre-provision income  Net income  $  14,605  $  12,294  $  16,497  $  11,212  $  11,134  Income tax expense  4,020  3,408  4,222  3,094  3,116  Provision for credit losses  2,500  420  1,200  495  1,775  Pre-tax, pre-provision income  $  21,125  $  16,122  $  21,919  $  14,801  $  16,025  As of      June 30,  2025     March 31,  2025     December 31,  2024     September 30,  2024     June 30,  2024  Tangible common equity                                            Total common stockholders’ equity  $  454,074     $  443,743     $  $ 438,949     $  $ 443,122     $  $ 417,985  Less:  goodwill and other intangibles     (20,732)        (20,884)        (21,035)        (21,197)        (21,379)                                               Tangible common equity  $  433,342     $  422,859     $  $ 417,914     $  $ 421,925     $  $ 396,606                                               Tangible assets                                            Total assets  $  4,363,674     $  4,405,209     $  $ 4,232,239     $  $ 4,337,659     $  $ 4,220,936  Less:  goodwill and other intangibles     (20,732)        (20,884)        (21,035)        (21,197)        (21,379)                                               Tangible assets  $  4,342,942     $  4,384,325     $  $ 4,211,204     $  $ 4,316,462     $  $ 4,199,557                                               Shares outstanding     16,230,475        16,235,647        16,455,826        16,386,627        16,424,021                                   Total stockholders’ equity to total assets     10.41%     10.07%     10.37%     10.22%     9.90%  Tangible common equity to tangible assets     9.98%     9.64%     9.92%     9.77%     9.44%  Book value per share  $  27.98  $  27.33  $  26.67  $  27.04  $  25.45  Tangible book value per share  $  26.70  $  26.05  $  25.40  $  25.75  $  24.15